UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    September 16, 2005
                                                ______________________________



                    Independence Community Bank Corp.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



          Delaware                   000-23229                  11-3387931
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



195 Montague Street, Brooklyn, New York                          11201
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   (718) 722-5300
                                                  ____________________________


                            Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement.
          ------------------------------------------

     On September 16, 2005, Independence Community Bank Corp. ("Independence" or the "Registrant") entered into a Purchase Agreement (the "Purchase Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the several underwriters named in Schedule A to the Purchase Agreement for the offering and sale of $250,000,000 aggregate principal amount of 4.90% Senior Notes due September 23, 2010 (the "Notes") which are to be issued by Independence pursuant to an Indenture (the "Indenture"), to be dated as of September 23, 2005, between Independence and JPMorgan Chase Bank, N.A., as Trustee.

     A copy of the Purchase Agreement is attached as Exhibit 1.1 hereto and is incorporated by reference herein. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to Exhibit 1.1.

     The Notes have been registered by Independence under the Securities Act of 1933, as amended (the "Securities Act"), by a
Registration Statement on Form S-3 (File No. 333-125865).

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The exhibits listed below relate to Independence's
Registration Statement on Form S-3 (File No. 333-125865) (the
"Registration Statement") and are filed herewith for incorporation by reference in the Registration Statement. The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     1.1                 Purchase Agreement, dated September 16,
                         2005 between Independence and Merrill Lynch as representative of the several underwriters (without Exhibit A thereto)

     4.3                 Form of Indenture for the Notes(1)

     25.1 Form T-1 Statement of Eligibility to act as Trustee under the Indenture(2)

_____________
(1)  Incorporated by reference to Exhibit 4.3 to the Registration
     Statement filed with the Commission on June 16, 2005.
(2)  Included in Post-Effective Amendment No. 1 to the
     Registration Statement, as filed with the Commission on July 28, 2005 pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INDEPENDENCE COMMUNITY BANK CORP.



Date:  September 22, 2005          By: /s/ John K. Schnock
                                      ----------------------------------
                                      John K. Schnock
                                      Senior Vice President, Secretary
                                        and Counsel